Summary Prospectus

December 29, 2017

Baron Real Estate Income Fund

Retail Shares : BRIFX

Institutional Shares : BRIIX

R6 Shares : BRIUX

Baron Select Funds

BARON FUNDS®

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 12/29/17, are incorporated by reference into this summary prospectus.

Baron Real Estate Income Fund

Investment Goal

The investment goal of Baron Real Estate Income Fund (the “Fund”) is a combination of capital appreciation and current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses After Expense Reimbursements[2]
BARON REAL ESTATE INCOME FUND
Retail Shares	0.75%	0.25%	0.96%	1.96%	(0.91)%	1.05%
Institutional Shares	0.75%	—	0.96%	1.71%	(0.91)%	0.80%
R6 Shares	0.75%	—	0.96%	1.71%	(0.91)%	0.80%

[1]

Because Baron Real Estate Income Fund is a new Fund, “Other Expenses” are based on estimated amounts for the current fiscal year and take into account the net annual operating expense limitation agreed to by BAMCO, Inc. (“BAMCO” or the “Adviser”).

[2]

BAMCO has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.05% of average daily net assets of Retail Shares, 0.80% of average daily net assets of Institutional Shares and 0.80% of average daily net assets of R6 Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares

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Baron Real Estate Income Fund

at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3
BARON REAL ESTATE INCOME FUND
Retail Shares	$107	$334
Institutional Shares	$82	$255
R6 Shares	$82	$255

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. As Baron Real Estate Income Fund is a newly formed mutual fund, it has no prior turnover rate.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by Standard & Poor’s Corporation or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 35% of its total assets in such securities. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs.

The Adviser seeks to invest in businesses it believes have sustainable competitive advantages, exceptional management, opportunities for growth, and an attractive valuation.

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Principal Risks of Investing in the Fund

Credit and Interest Rate Risk.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The risks associated with rising interest rates may be heightened as interest rates in the U.S. and elsewhere are at or near historic lows. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Industry Concentration.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory or financial developments.

Interest Rate Risk.  The Fund is subject to greater interest rate risk when compared to other stocks funds due to the chance that periods of rising interest rates may cause REIT stock prices to decline and the overall cost of borrowing to increase.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

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Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Real Estate Industry Risk.  In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT Risk.  REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

As Baron Real Estate Income Fund is a newly formed mutual fund, it has no prior performance.

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Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Jeffrey A. Kolitch has been the portfolio manager of the Fund since its inception on December 29, 2017. Mr. Kolitch has worked at the Adviser as an analyst since September of 2005.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain

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dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Notes

Notes

Notes

DEC17